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                                                                     EXHIBIT 1.1

                                5,635,344 SHARES

                           RED LION HOTELS CORPORATION

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                               DATED MAY 16, 2006

                               JMP SECURITIES LLC

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
Section 1.        Representations and Warranties................................................................    2

        1.1       Representations and Warranties of the Company.................................................    2

                  (a)      Issuer Status........................................................................    2

                  (b)      Compliance with Registration Requirements............................................    2

                  (c)      Exchange Act Compliance..............................................................    3

                  (d)      Offering Materials Furnished to the Underwriters.....................................    4

                  (e)      Distribution of Offering Material by the Company.....................................    4

                  (f)      The Underwriting Agreement...........................................................    4

                  (g)      Authorization of the Offered Shares to be Issued and Sold by the Company.............    4

                  (h)      Authorization of the Offered Shares to be Sold by the Selling Shareholders...........    4

                  (i)      No Applicable Registration or Other Similar Rights...................................    4

                  (j)      No Material Adverse Change...........................................................    4

                  (k)      Independent Accountants..............................................................    5

                  (l)      Preparation of the Financial Statements..............................................    5

                  (m)      Company's Internal Controls..........................................................    5

                  (n)      Disclosure Controls..................................................................    5

                  (o)      Statistical and Market-Related Data..................................................    6

                  (p)      Incorporation and Good Standing of the Company and Its Subsidiaries..................    6

                  (q)      Subsidiaries of the Company..........................................................    6

                  (r)      No Prohibition on Subsidiaries from Paying Dividends or Making Other
                           Distributions........................................................................    6

                  (s)      Capitalization and Other Capital Stock Matters.......................................    6

                  (t)      Lock-up Agreements...................................................................    7

                  (u)      Stock Exchange Listing...............................................................    7

                  (v)      Non-Contravention of Existing Instruments............................................    7

                  (w)      No Further Governmental Authorizations or Approvals Required.........................    8

                  (x)      No Material Actions or Proceedings...................................................    8

                  (y)      Labor Matters........................................................................    8

                  (z)      Intellectual Property Rights.........................................................    8

                  (aa)     All Necessary Permits, etc...........................................................    8

                  (bb)     Title to Properties..................................................................    8

                  (cc)     Title Insurance......................................................................    9

                  (dd)     Code Compliance......................................................................    9

                  (ee)     Loans................................................................................    9

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
                  (ff)     Property Improvement Plans...........................................................    9

                  (gg)     Tax Law Compliance...................................................................    9

                  (hh)     No Transfer Taxes or Other Fees......................................................    9

                  (ii)     Company Not an "Investment Company.".................................................   10

                  (jj)     Insurance............................................................................   10

                  (kk)     No Price Stabilization or Manipulation...............................................   10

                  (ll)     Related Party Transactions...........................................................   10

                  (mm)     Compliance with the Sarbanes-Oxley Act...............................................   10

                  (nn)     Independent Directors................................................................   10

                  (oo)     Compliance with Foreign Corrupt Practices Act........................................   10

                  (pp)     Compliance with Money Laundering Laws................................................   11

                  (qq)     Office of Foreign Assets Control.....................................................   11

                  (rr)     Compliance with Environmental Laws...................................................   11

                  (ss)     ERISA Compliance.....................................................................   12

        1.2       Representations and Warranties of the Selling Shareholders....................................   12

                  (a)      The Underwriting Agreement...........................................................   12

                  (b)      The Custody Agreement and Power of Attorney..........................................   12

                  (c)      Title to and Delivery of the Offered Shares to be Sold...............................   13

                  (d)      No Further Consents, Authorization or Approvals......................................   13

                  (e)      Non-Contravention....................................................................   13

                  (g)      No Registration or Other Similar Rights..............................................   13

                  (h)      No Preemptive, Co-sale or Other Rights...............................................   13

                  (i)      Disclosure Made by the Selling Shareholders in the Prospectus........................   14

                  (j)      No Price Stabilization or Manipulation...............................................   14

                  (k)      Confirmation of the Company's Representations and Warranties.........................   14

                  (l)      No Transfer Taxes or Other Fees......................................................   14

                  (m)      Distribution of Offering Materials by the Selling Shareholders.......................   14

Section 2.        Purchase, Sale and Delivery of the Offered Shares.............................................   14

                  (a)      The Firm Offered Shares..............................................................   14

                  (b)      The First Closing Date...............................................................   15

                  (c)      The Optional Offered Shares; the Second Closing Date.................................   15

                  (d)      Public Offering of the Offered Shares................................................   16

                  (e)      Payment for the Offered Shares.......................................................   16

                  (f)      Delivery of the Offered Shares.......................................................   16

                  (g)      Delivery of Prospectus to the Underwriters...........................................   17

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
Section 3.        Additional Covenants of the Company...........................................................   17

        3.1       Covenants of the Company......................................................................   17

                  (a)      Representative's Review of Proposed Amendments and Supplements.......................   17

                  (b)      Securities Act Compliance............................................................   17

                  (c)      Amendments and Supplements to the Prospectus and Other Securities Act Matters........   17

                  (e)      Copies of any Amendments and Supplements to the Prospectus...........................   18

                  (f)      Blue Sky Compliance..................................................................   18

                  (g)      Notice of Subsequent Events Affecting the Market Price of the Common Stock or
                           Offered Shares.......................................................................   18

                  (h)      Use of Proceeds......................................................................   19

                  (i)      Transfer Agent.......................................................................   19

                  (j)      Earnings Statement...................................................................   19

                  (k)      Periodic Reporting Obligations.......................................................   19

                  (l)      Agreement Not to Offer or Sell Additional Securities.................................   19

                  (m)      Future Reports to the Representative.................................................   20

                  (n)      Exchange Act Compliance..............................................................   20

        3.2       Covenants of the Selling Shareholders.........................................................   20

                  (a)      Agreement Not to Offer or Sell Additional Securities.................................   20

                  (b)      Delivery of Forms W-8 and W-9........................................................   20

                  (c)      Notification of Untrue Statements, etc...............................................   20

        3.3       Waiver by the Representative..................................................................   21

Section 4.        Conditions to the Obligations of the Underwriters.............................................   21

                  (a)      Accountants' Original Comfort Letter.................................................   21

                  (b)      Accountants' Bring-down Comfort Letter...............................................   21

                  (c)      Compliance with Registration Requirements; No Stop Order; No Objection from
                           the NASD.............................................................................   22

                  (d)      No Material Adverse Change...........................................................   22

                  (e)      Opinion of Counsel to the Company....................................................   22

                  (f)      Opinion of Counsel for the Selling Shareholders......................................   23

                  (g)      Opinion of Counsel for the Underwriters..............................................   23

                  (h)      Officers' Certificate................................................................   23

                  (i)      Selling Shareholders' Certificate....................................................   24

                  (j)      Selling Shareholders' Documents......................................................   24

                  (k)      Lock-up Agreement from Certain Securityholders of the Company Other than
                           Selling Shareholders.................................................................   24

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
                  (l)      Additional Documents.................................................................   24

Section 5.        Payment of Expenses...........................................................................   24

Section 6.        Reimbursement of the Underwriters' Expenses...................................................   25

Section 7.        Effectiveness of this Agreement...............................................................   26

Section 8.        Indemnification...............................................................................   26

                  (a)      Indemnification of the Underwriters..................................................   26

                  (b)      Indemnification of the Company, the Company's Directors and Officers and
                           Selling Shareholders.................................................................   28

                  (c)      Information Provided by the Underwriters.............................................   29

                  (d)      Notifications and Other Indemnification Procedures...................................   29

                  (e)      Settlements..........................................................................   29

Section 9.        Contribution..................................................................................   30

Section 10.       Default of One or More of the Several Underwriters............................................   31

Section 11.       Termination of this Agreement.................................................................   32

Section 12.       Representations and Indemnities to Survive Delivery...........................................   32

Section 13.       Notices.......................................................................................   32

Section 14.       Successors....................................................................................   33

Section 15.       Partial Unenforceability......................................................................   34

Section 16.       Governing Law Provisions......................................................................   34

                  (a)      Choice of Law........................................................................   34

                  (b)      Consent to Jurisdiction..............................................................   34

Section 17.       Failure of One or More of the Selling Shareholders to Sell and Deliver Offered Shares.........   34

Section 18.       No Advisory or Fiduciary Relationship.........................................................   34

Section 19.       General Provisions............................................................................   35

LIST OF SCHEDULES

SCHEDULE A        LIST OF THE UNDERWRITERS

SCHEDULE B        LIST OF THE SELLING SHAREHOLDERS

SCHEDULE C        ISSUER GENERAL USE FREE WRITING PROSPECTUS

LIST OF EXHIBITS

EXHIBIT A         FORM OF LEGAL OPINION OF COUNSEL FOR THE COMPANY

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EXHIBIT B         FORM OF LEGAL OPINION OF COUNSEL TO THE SELLING SHAREHOLDERS

EXHIBIT C         FORM OF LOCK-UP AGREEMENT

                                       v

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                             UNDERWRITING AGREEMENT

                                                                    MAY 16, 2006

JMP SECURITIES LLC
      As Representative of the several Underwriters

c/o JMP SECURITIES LLC
600 Montgomery Street, Suite 1100
San Francisco, California 94111

Ladies and Gentlemen:

      INTRODUCTORY. Red Lion Hotels Corporation, a Washington corporation (the "COMPANY"), proposes to issue and sell to the several underwriters named in Schedule A (the "List of the Underwriters") attached hereto (collectively, the "UNDERWRITERS") an aggregate of 5,000,000 shares of its Common Stock, par value $0.01 per share (the "COMMON STOCK"); and the shareholders of the Company named in Schedule B (the "List of the Selling Shareholders") attached hereto (collectively, the "SELLING SHAREHOLDERS") severally propose to sell to the Underwriters an aggregate of 635,344 shares of Common Stock in accordance with the terms and conditions of this Underwriting Agreement (this "AGREEMENT"). The 5,000,000 shares of Common Stock to be sold by the Company and the 635,344 shares of Common Stock to be sold by the Selling Shareholders are collectively called the "FIRM OFFERED SHARES." In addition, the Company has granted to the Underwriters an option to purchase up to an additional 845,302 shares (the "OPTIONAL OFFERED SHARES") of Common Stock, as provided in Section 2 (the "Purchase, Sale and Delivery of the Offered Shares") hereof. The Firm Offered Shares and, if and to the extent such option is exercised, the Optional Firm Shares are collectively called the "OFFERED SHARES." JMP Securities LLC ("JMP") has agreed to act as representative of the several Underwriters (in such capacity, the "REPRESENTATIVE") in connection with the offering and sale of the Offered Shares.

      The Company has prepared and filed with the Securities and Exchange COMMISSION (the "COMMISSION") a registration statement on Form S-3 (File No. 333-133287), which contains a form of prospectus to be used in connection with the public offering and sale of the Offered Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it was filed under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "SECURITIES ACT"), including any information incorporated by reference or otherwise deemed to be a part thereof at the time such registration statement was declared effective pursuant to Rule 430A and, if applicable, at any deemed time of effectiveness pursuant to Rule 430B under the Securities Act, is called the "REGISTRATION STATEMENT." Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the "RULE 462(b) REGISTRATION STATEMENT," and from and after the date and time of filing of the Rule 462(b) Registration Statement, the term "REGISTRATION STATEMENT" shall include the Rule 462(b) Registration Statement. Each prospectus used in connection with the offering and sale of the Offered Shares that omitted information deemed to be part of and included in but permitted to be omitted from the Registration Statement pursuant to Rule 430A or 430B, as applicable is called a "PRELIMINARY PROSPECTUS". The prospectus in the form first used by the Underwriters to confirm sales of the Offered Shares, including any Preliminary Prospectus, is called the "PROSPECTUS."

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      All references in this Agreement to the Registration Statement, the Rule
462(b) Registration Statement, a Preliminary Prospectus, the Prospectus or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

      All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any Preliminary Prospectus or the Prospectus (or other references of like import) shall mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed under the Securities Act to be a part of or included in the Registration Statement, any Preliminary Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus shall mean and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "EXCHANGE ACT") which is incorporated by reference in or otherwise deemed by the Securities Act to be a part of or included in the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be.

      The Company and each of the Selling Shareholders hereby confirm their respective agreements with the Underwriters as follows:

      SECTION 1. REPRESENTATIONS AND WARRANTIES.

            1.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents, warrants and covenants to each Underwriter as follows:

                  (a) Issuer Status. At the time of filing the Registration Statement, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Offered Shares and at the date hereof, the Company was not and is not an "ineligible issuer," as defined in Rule 405 under the Securities Act ("RULE 405").

                  (b) Compliance with Registration Requirements. Each of the Registration Statement as it originally became effective (such Registration Statement is called the "ORIGINAL REGISTRATION STATEMENT"), any Rule 462(b) Registration Statement and any post-effective amendment thereto have been declared effective by the Commission under the Securities Act or became effective upon filing with the Commission under the Securities Act. The Company has complied to the Commission's satisfaction with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

                  The Registration Statement and any post-effective amendment thereto, at the time it became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430(B)(f)(2) of the Securities Act and at all subsequent times, complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  Each Preliminary Prospectus and the Prospectus, when filed, complied in all material respects with the Securities Act and the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Offered Shares was identical to the prospectus filed by electronic

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transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act). Each Preliminary Prospectus, as of its date and at all subsequent times, and the Prospectus, as amended or supplemented, as of its date and at all subsequent times, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

                  Each "issuer free writing prospectus," as defined under RULE 433 of the Securities Act ("RULE 433"), relating to the Offered Shares that (i) is required to be filed with the Commission by the Company, (ii) is a "road show for an offering that is a written communication" within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Offered Shares or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g) (any such issuer free writing prospectus is called an "ISSUER FREE WRITING PROSPECTUS"), as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Shares or until any earlier date that the Company notified or notifies the Representative as described in Section 4 (the "Conditions to the Obligations of the Underwriters") hereof, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any Preliminary Prospectus or other prospectus deemed to be a part thereof that has not been superseded or modified.

                  As of 6:00 p.m. San Francisco Time on May 16, 2006, or such other time as agreed by the Company and the Representative (the "APPLICABLE TIME"), neither (x) any Issuer Free Writing Prospectus issued at or prior to the Applicable Time that is intended for general distribution to prospective investors and specified in Schedule C (the "List of Issuer General Use Free Writing Prospectuses") attached hereto (each, an "ISSUER GENERAL USE FREE WRITING PROSPECTUS") and the prospectus relating to the Offered Shares that is included in the Registration Statement immediately prior to the Applicable Time, including any document incorporated by reference therein and any Preliminary Prospectus or other prospectus deemed to be a part thereof, all considered together (collectively, the "GENERAL DISCLOSURE PACKAGE"), nor (y) any individual Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  The representations and warranties set forth in this subsection do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, any Preliminary Prospectus, the Prospectus or any amendments or supplements thereto, or any Issuer Free Writing Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by the Representative expressly for use therein.

                  (c) Exchange Act Compliance. The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and, when read together with the other information in the Prospectus, (i) at the time the

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Registration Statement and any amendments thereto become effective, (ii) at any deemed effective date of the Registration Statement with respect to the Underwriters pursuant to Rule 430B(f)(2), (iii) at the First Closing Date (as hereinafter defined), and (iv) at the Second Closing Date (as hereinafter defined), if any, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no comments outstanding under any letters from the staff of the Commission relating to any of the Company's filings with the Commission.

                  (d) Offering Materials Furnished to the Underwriters. The Company will deliver to the Representative a complete manually signed copy of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits); the Company has delivered or will deliver any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus, as amended or supplemented, in such quantities and at such places as the Representative has requested or hereafter requests for each of the Underwriters.

                  (e) Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the later of the Second Closing Date, if any, or the completion of the Underwriters' distribution of the Offered Shares, any offering material in connection with the offering and sale of the Offered Shares other than a Preliminary Prospectus, the Prospectus, any Issuer General Use Free Writing Prospectus, or the Registration Statement.

                  (f) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as (i) rights to indemnification hereunder may be limited by applicable law and (ii) the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

                  (g) Authorization of the Offered Shares to be Issued and Sold by the Company. The Offered Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and non-assessable.

                  (h) Authorization of the Offered Shares to be Sold by the Selling Shareholders. The Offered Shares to be purchased by the Underwriters from the Selling Shareholders, when issued, were validly issued, fully paid and non-assessable.

                  (i) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement, other than the Selling Shareholders with respect to the Offered Shares included in the Registration Statement, except for such rights as have been duly waived.

                  (j) No Material Adverse Change. Subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, except as otherwise stated therein: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries considered as one entity (any such change is called a "MATERIAL ADVERSE CHANGE"); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or its other subsidiaries, any of its subsidiaries on any class of capital stock, or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

                  (k) Independent Accountants. BDO Seidman, LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and any supporting schedules included in the Registration Statement and Prospectus, are independent public accountants as required by the Securities Act and the Exchange Act.

                  (l) Preparation of the Financial Statements. The financial statements included in the Registration Statement, General Disclosure Package and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and cash flows for the periods specified. Any supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles, as applied in the United States ("GAAP"), applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Registration Statement. The financial data set forth in the Prospectus under the captions "Prospectus Summary--Summary Consolidated Financial and Operations Data," "Capitalization" and "Selected Consolidated Financial Data" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement.

                  All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable.

                  (m) Company's Internal Controls. The Company and each of its subsidiaries maintain a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company's most recent audited fiscal year, there has been (i) no significant deficiency or material weakness in the Company's internal control over financial reporting (whether or not remediated) and (ii) no change in the Company's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

                  (n) Disclosure Controls. The Company and each of its subsidiaries employ disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms, and is accumulated and communicated to the Company's management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

                  (o) Statistical and Market-Related Data. The statistical and market-related data included in the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate, and the Company has received any consents necessary to use such statistical and market-related data in the Prospectus.

                  (p) Incorporation and Good Standing of the Company and Its Subsidiaries. Each of the Company, Red Lion Hotels Capital Trust, a Delaware statutory trust (the "Trust") and each direct and indirect subsidiary of the Company that is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act (each a "Subsidiary", and collectively, the "Subsidiaries") has been duly incorporated or formed and is validly existing as a corporation, limited partnership, limited liability company or trust, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation and has corporate, partnership, limited liability company or trust power and authority to own, lease, manage and operate its properties and to conduct its business as described in the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement. Each of the Company and each Subsidiary is duly qualified as a foreign corporation, partnership or limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a material adverse effect, or any development that could reasonably be expected to result in a material adverse effect, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries considered as one entity (any such effect is called a "MATERIAL ADVERSE EFFECT"). All of the issued and outstanding capital stock, partnership interests, membership interests and other equity interests, as the case may be, of the Trust and each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and, except as disclosed in the Prospectus, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

                  (q) Subsidiaries of the Company The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed and referred to in Exhibit 21 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

                  (r) No Prohibition on Subsidiaries from Paying Dividends or Making Other Distributions. Except as described in or contemplated by the Prospectus, no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, partnership interests or membership interests, as the case may be, from repaying to the Company any loans or advances to such Subsidiary from the Company or, except as restricted by the terms of applicable loan and security agreements collateralizing debt described as collateralized in the Company's financial statements, from transferring any of such Subsidiary's property or assets to the Company or any other subsidiary of the Company.

                  (s) Capitalization and Other Capital Stock Matters. The authorized, issued, and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances pursuant to this Agreement and pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding options or warrants or convertible securities described in the Prospectus). The Common Stock (including the Offered Shares) conforms in all material respects to the description thereof contained in the Prospectus and will be in substantially the form filed or incorporated by reference, as the case may be, as an exhibit to the Registration Statement. All of the issued and outstanding shares of Common Stock (including the Common Stock owned by Selling Shareholders) have been duly authorized and validly issued, are fully paid and non-assessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into, exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Prospectus. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

                  (t) Lock-up Agreements. Each director and executive officer of the Company, and each Selling Shareholder has signed an agreement (the "LOCK-UP AGREEMENT") substantially in the form attached hereto as Exhibit C (the "FORM OF LOCK-UP AGREEMENT"). The Company has provided to counsel for the Underwriters true, accurate and complete copies of all of the Lock-up Agreements. The Company hereby represents and warrants that it will not release any of its executive officers or directors or any of the Selling Shareholders from any Lock-up Agreements without the prior written consent of JMP.

                  (u) Stock Exchange Listing. The Common Stock (including the Offered Shares) is registered pursuant to Section 12(g) or 12(b) of the Exchange Act and is listed on the New York Stock Exchange LLC (the "NYSE"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

                  (v) Non-Contravention of Existing Instruments. None of the Company, the Trust or any Subsidiary is in violation of its organizational documents or is in default (or, with the giving of notice or lapse of time, would be in default) ("DEFAULT") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other agreement or instrument to which the Company, the Trust or any of the Subsidiaries is a party or by which it or any of them may be bound (including, without limitation, the Company's 9.5% Junior Subordinated Debentures due February 24, 2044 or the related indenture; the 9.5% Trust Preferred Securities (Liquidation Amount of $25 per Trust Preferred Security) of the Trust; the Trust Common Securities (Liquidation Amount of $25 per Trust Preferred Security) of the Trust; the Revolving Credit Facility with Wells Fargo Bank, National Association, as lender, as amended; the Fixed Rate Note effective as of June 14, 2001, issued by WHC809, LLC to Morgan Guaranty Trust Company of New York; and the Promissory Notes effective as of June 27, 2003, issued by ten Delaware limited liability companies indirectly controlled by the Company to Column Financial, Inc.), or to which any of the property or assets of the Company, the Trust or any of the Subsidiaries is subject (each, an "EXISTING INSTRUMENT"), except for such Defaults as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the organizational documents of the Company, the Trust or any Subsidiary, (ii) will not conflict with or constitute a breach of, Default or Debt Repayment Triggering Event (as hereinafter defined) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Trust or any Subsidiary pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or such Debt Repayment Triggering Events as are disclosed in the Prospectus, and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any Subsidiary. As used herein, a "DEBT

REPAYMENT TRIGGERING EVENT" means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary.

                  (w) No Further Governmental Authorizations or Approvals Required. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NYSE and NASD.

                  (x) No Material Actions or Proceedings. There is no legal or governmental action, suit or proceeding pending or, to the best knowledge of the Company, threatened (i) against or affecting the Company, the Trust or any Subsidiary, (ii) which has as the subject thereof any officer or director of, or property owned, leased, managed or franchised by, the Company, the Trust or any Subsidiary, (iii) relating to environmental or discrimination matters, or (iv) that could reasonably be expected to result in a Material Adverse Effect or adversely affect the consummation of the transactions contemplated hereby

                  (y) Labor Matters. No material labor dispute with the employees of the Company or any of the Subsidiaries exists, or to the best knowledge of the Company, is threatened or imminent.

                  (z) Intellectual Property Rights. The Company and each Subsidiary own or possess sufficient trademarks, trade names, patent rights, patents, know-how, collaborative research agreements, inventions, servicemarks, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, the "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct their businesses as now conducted or as proposed to be conducted, as described in the Registration Statement, the Prospectus and any respective amendments or supplements thereto. The expiration of any of such Intellectual Property Rights could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice of, and has no knowledge of, any infringement of or conflict with asserted rights of the Company or any Subsidiary by others with respect to any Intellectual Property Rights. There is no claim being made against the Company or any Subsidiary regarding any kind of Intellectual Property Right. The Company and its Subsidiaries do not, in the conduct of their business as now, or proposed to be, conducted, as described in the Prospectus, infringe or conflict with any right or patent of any third party, or any discovery, invention, product or process which is the subject of a patent application filed by any third party, known to the Company or any Subsidiary, which such infringement or conflict is reasonably likely to result in a Material Adverse Effect.

                  (aa) All Necessary Permits, etc. The Company and each Subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, Federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit.

                  (bb) Title to Properties. The Company or one of its subsidiaries, as applicable, has good and marketable title in fee simple to, all real property reflected as owned in the financial statements referred to in
Section 1.1(l) (the "Preparation of the Financial Statements") hereof (or elsewhere in the Prospectus) (the "COMPANY PROPERTY"), and good and marketable title to all personal property and other assets reflected as owned in such financial statements (or elsewhere in the Prospectus), in each case free and clear of any security interests, mortgages, pledges, liens, encumbrances, equities, claims and other defects or restrictions of any kind ("LIENS") except for Liens that secure obligations of the Company and its subsidiaries disclosed in such financial statements (or elsewhere in the Prospectus) or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the subsidiaries. The real property, improvements, buildings, equipment and personal property held under lease by the Company or any of its subsidiaries are held under valid and enforceable leases (the "COMPANY LEASES"), with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary. Neither the Company nor any of its subsidiaries is in default under any of the Company Leases or any mortgages or other security documents or other agreements otherwise encumbering or otherwise recorded against the Company Property.

                  (cc) Title Insurance. On each Company Property, and on each parcel of real property leased by the Company on which a hotel is operated (collectively with the Company Property, the "REAL PROPERTY") either (i) the Company or one of its subsidiaries, as applicable, has an owner's or leasehold title insurance policy from a nationally recognized title insurance company licensed to issue such policy insuring the fee or leasehold interest, as the case may be, in the respective Real Property, including only commercially reasonable exceptions and with coverage in amounts at least equal to amounts generally deemed in the Company's industry to be commercially reasonable in the market where such Real Property is located, or (ii) there are one or more lender's title insurance policies insuring the lien of the mortgages encumbering the Real Property, if any, with coverage, in the aggregate, equal to the maximum aggregate principal amount of indebtedness incurred by the Company or its subsidiary, as applicable, and secured by such Real Property.

                  (dd) Code Compliance. Each Real Property complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Company Properties), except for any such failure to comply that does not materially impair the value of the Real Property or could reasonably be expected to have a Material Adverse Effect, and neither the Company nor any of its subsidiaries has knowledge of any pending or threatened condemnation proceeding, zoning change or similar proceeding or action which if consummated could reasonably be expected to have a Material Adverse Effect.

                  (ee) Loans. The Company and each of its subsidiaries is in compliance with all applicable mortgage loans and all covenants therein, financial and otherwise.

                  (ff) Property Improvement Plans. The Company's franchisees are each in compliance with all property improvement plans required by the Company (or any of its Subsidiaries) as franchisors, except for such failures to comply as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or result in a default under any material agreement.

                  (gg) Tax Law Compliance. Each of the Company and its subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes required to be paid and, if due and payable, any related or similar assessment, fine or penalty levied against any of them. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1.1(l) (the "Preparation of the Financial Statements") hereof in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined. The Company is not aware of any tax deficiency that has been or might be asserted or threatened against the Company.

                  (hh) No Transfer Taxes or Other Fees. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance and sale by the Company and the sale by the Selling Shareholders of the Offered Shares.

                  (ii) Company Not an "Investment Company." The Company has been advised of the requirements of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder (the "INVESTMENT COMPANY Act"). The Company is not, and after receipt of payment for the Offered Shares and the application of the net proceeds therefrom, as described in the Prospectus, will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act.

                  (jj) Insurance. The Company and each of its subsidiaries is insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their respective businesses, including, but not limited to, policies covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism, earthquakes, general liability and directors and officers liability. The Company and each Subsidiary reasonably expects to be able (i) to renew its existing insurance coverage as and when such policies expire, or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect. Neither the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

                  (kk) No Price Stabilization or Manipulation. Neither the Company nor any affiliate of the Company has taken and will not take, directly or indirectly, any action which constitutes, was designed to, or might be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Shares.

                  (ll) Related Party Transactions. There are no relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Prospectus which have not been described as required.

                  (mm) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "SARBANES-OXLEY ACT"), including, without limitation, Section 402 related to loans and Sections 302 and 906 related to certifications.

                  (nn) Independent Directors. The members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board of Directors of the Company are "independent directors" within the meaning of the listing standards and rules of the NYSE and, with respect to the Audit Committee, the Commission. All of the members of the Audit Committee are financially literate within the meaning of the listing standards and rules of the NYSE and at least one member of the Audit Committee is an "audit committee financial expert" within the meaning of Item 401(h) of Regulation S-K.

                  (oo) Compliance with Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such person of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations promulgated thereunder ("FCPA") including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money or other property, gift, promise to give or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office in contravention of the FCPA. The Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

                  (pp) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations promulgated thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the "MONEY LAUNDERING Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

                  (qq) Office of Foreign Assets Control. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC").

                  (rr) Compliance with Environmental Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Effect: (i) the Company and its subsidiaries are in compliance with all federal, state, local and foreign laws and regulations relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, the "MATERIALS OF ENVIRONMENTAL CONCERN"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environment Concern (collectively, the "ENVIRONMENTAL LAWS"), which includes, but is not limited to, compliance with any permits or other governmental authorizations required for the operation of the business of the Company or any of its subsidiaries under applicable Environmental Laws and compliance with the terms and conditions thereof, and neither the Company nor any of its subsidiaries has received any written communication, whether from a governmental authority, citizens group, employee or otherwise, which alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence or release into the environment of any Material of Environmental Concern at any location owned, leased, managed, franchised or operated by the Company or any of its subsidiaries, now or in the past (collectively, the "ENVIRONMENTAL CLAIMS"), pending or threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and (iii) there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that could reasonably result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law. The Company is not currently aware that it will be required to make future material capital expenditures to comply with Environmental Laws.

                  (ss) ERISA Compliance. The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, any of its subsidiaries or any of their respective ERISA Affiliates (as hereinafter defined) are in compliance in all respects with ERISA. "ERISA AFFILIATE" means, with respect to the Company or a subsidiary of the Company, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively, the "CODE") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is expected to occur with respect to any "employee benefit plan" established or maintained by the Company, any of its subsidiaries or any of their respective ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, any of its subsidiaries or any of their respective ERISA Affiliates, if terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, any of its subsidiaries nor any of their respective ERISA Affiliates has incurred or expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, any of its subsidiaries or any of their respective ERISA Affiliates which is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

            1.2 REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS Each Selling Shareholder, severally and not jointly, represents, warrants and covenants to each Underwriter as follows:

                  (a) The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

                  (b) The Custody Agreement and Power of Attorney. The Custody Agreement and Power of Attorney (the "Custody Agreement and Power of Attorney") signed by such Selling Shareholder, American Stock Transfer & Trust Company as custodian (the "CUSTODIAN"), and the individuals named therein as such Selling Shareholder's attorneys-in-fact (each, an "ATTORNEY-IN-FACT") relating to the deposit of the Offered Shares to be sold by such Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. Each Selling Shareholder agrees that the Offered Shares to be sold by such Selling Shareholder on deposit with the Custodian are subject to the interests of the Underwriters, that the arrangements made for such custody are to that extent irrevocable and that the obligations of such Selling Shareholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement and Power of Attorney, by any act of the Selling Shareholder, by operation of law, death or incapacity of such Selling Shareholder or by the occurrence of any other event. If such Selling Shareholder should die or become incapacitated, or if any other unexpected event should occur, before the delivery of the Offered Shares to be sold by such Selling Shareholder hereunder, the certificates evidencing the Offered Shares to be sold by such Selling Shareholder then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other unexpected event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

                  (c) Title to and Delivery of the Offered Shares to be Sold. Such Selling Shareholder has, and on the First Closing Date and the Second Closing Date, if any, will have, good and valid title to all of the Offered Shares which may be sold by such Selling Shareholder pursuant to this Agreement on such date. Delivery of the Offered Shares which are sold by such Selling Shareholder pursuant to this Agreement will pass good and valid title to such Offered Shares, free and clear of any security interest, mortgage, pledge, lien, encumbrance or other claim.

                  (d) No Further Consents, Authorization or Approvals. Except for the (i) consent of such Selling Shareholder to the respective number of Offered Shares to be sold by all of the Selling Shareholders pursuant to this Agreement and (ii) waiver by Dunson Ridpath Hotel Associates Limited Partnership of certain registration rights pursuant to that certain Registration Rights Agreement dated as of February 2, 2006, by and between the Company and Dunson Ridpath Hotel Associates Limited Partnership, no consent, approval or waiver is required under any instrument or agreement to which such Selling Shareholder is a party, by which it is bound or under which it is entitled to any right or benefit in connection with the offering, sale or purchase by the Underwriters of any of the Offered Shares which may be sold by such Selling Shareholder under this Agreement or the consummation by such Selling Shareholder of any of the other transactions contemplated hereby.

                  (e) Non-Contravention. The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement and the Custody Agreement and Power of Attorney will not contravene or conflict with, result in a breach of, or constitute a Default under, or require the consent of any other party to, the charter or by-laws, partnership agreement, trust agreement or other organizational documents of such Selling Shareholder or any other agreement or instrument to which such Selling Shareholder is a party or by which it is bound or under which it is entitled to any right or benefit, any provision of applicable law or any judgment, order, decree or regulation applicable to such Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Shareholder.

                  (f) No Further Governmental Authorizations or Approvals Required. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the consummation by such Selling Shareholder of the transactions contemplated by this Agreement, except such as have been obtained or made and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and from the NASD.

                  (g) No Registration or Other Similar Rights. Such Selling Shareholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for (i) shares that are included in the Registration Statement and (ii) shares covered by registration rights that have been duly waived.

                  (h) No Preemptive, Co-sale or Other Rights. Such Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right, right of first refusal or other similar right to purchase any of the Offered Shares that are to be sold by the Company or any of the other Selling Shareholders to the Underwriters pursuant to this Agreement. Such Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Prospectus.

                  (i) Disclosure Made by the Selling Shareholders in the Prospectus. All information furnished by or on behalf of such Selling Shareholder in writing expressly for use in (i) the Registration Statement is, and at the Applicable Time and on the First Closing Date and the Second Closing Date, if any, will be, true, correct and complete in all material respects, and does not, and at the Applicable Time and on the First Closing Date and the Second Closing Date, if any, will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus is, and at the Applicable Time and on the First Closing Date and the Second Closing Date, if any, will be, true, correct and complete in all material respects, and does not, and at the Applicable Time and on the First Closing Date and the Second Closing Date, if any, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such Selling Shareholder confirms as accurate the number of shares of Common Stock set forth opposite such Selling Shareholder's name in the Prospectus under the caption "Selling Shareholders" (both prior to and after giving effect to the sale of the Offered Shares).

                  (j) No Price Stabilization or Manipulation. Neither the Selling Shareholder nor any affiliate of the Selling Shareholder has taken and will not take, directly or indirectly, any action which constitutes, was designed to, or which might be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Shares.

                  (k) Confirmation of the Company's Representations and Warranties. Such Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in Section 1.1 (the "Representations and Warranties of the Company") hereof are not true, correct and complete, is familiar with the statements relating to such Selling Shareholder in the Registration Statement and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement or the Prospectus which has had or may have a Material Adverse Effect.

                  (l) No Transfer Taxes or Other Fees. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with such Selling Shareholder's execution and delivery of this Agreement or the sale by such Selling Shareholder of the Offered Shares.

                  (m) Distribution of Offering Materials by the Selling Shareholders. Such Selling Shareholder has not distributed, and will not distribute prior to the later of the Second Closing Date, if any, and the completion of the Underwriters' distribution of the Offered Shares, any offering material in connection with the offering and sale of the Offered Shares other than a Preliminary Prospectus, the Prospectus or the Registration Statement.

      SECTION 2. PURCHASE, SALE AND DELIVERY OF THE OFFERED SHARES.

                  (a) The Firm Offered Shares. The Company agrees to issue and sell to the several Underwriters 5,000,000 Firm Offered Shares upon the terms set forth in this Agreement and each of the Selling Shareholders agrees to sell to the several Underwriters that number of shares of Common Stock set forth opposite the Selling Shareholder's name in the column headed "Number of Firm Offered Shares to be Sold" in Schedule B (the "List of the Selling Shareholders") attached hereto upon the terms set forth in this Agreement, resulting in a total of 635,344 Firm Offered Shares being sold to the several Underwriters by the Selling Shareholders. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company and the Selling Shareholders the respective number of Firm Offered Shares set forth opposite the name of each Underwriter on Schedule A (the "List of the Underwriters") attached hereto. The purchase price per Firm Offered Share to be paid by the several Underwriters to the Company and the Selling Shareholders shall be $10.395 per share.

                  (b) The First Closing Date. Delivery of certificates for the Firm Offered Shares to be purchased by the Underwriters and payment therefor shall be made at the offices of JMP Securities LLC, 600 Montgomery Street, Suite 1100, San Francisco, California 94111 (or such other place as may be agreed to by the Company and the Representative) at 6:00 a.m. San Francisco time, on May 22, 2006, or such other time and date not later than 10:30 a.m. San Francisco time, on May 24, 2006 as the Representative shall designate by notice to the Company (the time and date of such closing are called the "FIRST CLOSING DATE"); provided, however, that if the Company has not made available to the Representative copies of the Prospectus within the time provided in Section 2(e) (the "Payment for the Offered Shares") and Section 3.1(c) (the "Amendments and Supplements to the Prospectus and Other Securities Act Matters") hereof, the Representative may, in its sole discretion, postpone the First Closing Date until no later than two (2) full business days following delivery of copies of the Prospectus to the Representative. The Company and the Selling Shareholders hereby acknowledge that circumstances under which the Representative may provide notice to postpone the First Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company, the Selling Shareholders or the Representative to recirculate to the public copies of an amended or supplemented Prospectus or a delay as contemplated by the provisions of Section 10 (the "Default of One or More of the Several Underwriters") hereof.

                  (c) The Optional Offered Shares; the Second Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 845,302 Optional Offered Shares from the Company at the purchase price per share to be paid by the Underwriters for the Firm Offered Shares. The option granted hereunder is for use by the Underwriters solely in covering any over-allotments in connection with the sale and distribution of the Firm Offered Shares. The option granted hereunder may be exercised at any time (but not more than once) upon notice by the Representative to the Company, which notice may be given at any time within thirty (30) days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Optional Offered Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the certificates for the Optional Offered Shares are to be registered, and (iii) the time, date and place at which such certificates will be delivered (which time and date may be simultaneous with, but not earlier than, the First Closing Date, and in such case the term "First Closing Date" shall refer to the time and date of delivery of certificates for the Firm Offered Shares and the Optional Offered Shares). Such time and date of delivery of the Optional Offered Shares, if subsequent to the First Closing Date, is called the "SECOND CLOSING DATE" and shall be determined by the Representative and shall not be earlier than three (3), nor later than five (5), full business days after delivery of notice of exercise by the Representative to the Company. If any Optional Offered Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Optional Offered Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Optional Offered Shares to be purchased as the number of Firm Offered Shares set forth on Schedule A

(the "List of the Underwriters") attached hereto opposite the name of such Underwriter bears to the total number of Firm Offered Shares. The Representative may cancel the option at any time prior to its expiration by giving written notice of such cancellation to the Company.

                  (d) Public Offering of the Offered Shares. The Representative hereby advises the Company and the Selling Shareholders that the Underwriters intend to offer for sale to the public, as described in the Prospectus, their respective portions of the Offered Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representative, in its sole judgment, has determined is advisable and practicable.

                  (e) Payment for the Offered Shares. Payment for the Offered Shares to be sold by the Company shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer of immediately available funds to the order of the Company. Payment for the Offered Shares to be sold by the Selling Shareholders shall be made at the First Closing Date (and, if applicable, at the Second Closing Date) by wire transfer of immediately available funds to the order of the Custodian.

                  It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of, the purchase price for the Firm Offered Shares and any Optional Offered Shares that the Underwriters have agreed to purchase. JMP, individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Offered Shares to be purchased by any Underwriter whose funds shall not have been received by the Representative by the First Closing Date or the Second Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

                  Each Selling Shareholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Offered Shares to be sold by such Selling Shareholder to the several Underwriters or otherwise in connection with the performance of such Selling Shareholder's obligations hereunder, and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to such Selling Shareholder hereunder and to hold such amounts for the account of such Selling Shareholder with the Custodian under the Custody Agreement.

                  (f) Delivery of the Offered Shares. The Company and the Selling Shareholders shall deliver, or cause to be delivered, a credit representing the Firm Offered Shares to an account or accounts at The Depository Trust Company as designated by the Representative for the accounts of the Representative and the several Underwriters at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Company shall also deliver, or cause to be delivered, a credit representing the Optional Offered Shares that the Representative and the Underwriters have agreed to purchase to an account or accounts at The Depository Trust Company as designated by the Representative for the accounts of the Representative and the several Underwriters at the Second Closing Date, if any, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Notwithstanding the foregoing, to the extent the Representative so elects at least three (3) full business days prior to the First Closing Date or the Second Closing Date, as the case may be, the Company and the Selling Shareholders shall deliver, or cause to be delivered, to the Representative for the accounts of the several Underwriters, certificates for the Firm Offered Shares and the Optional Offered Shares the Underwriters have agreed to purchase from them at the First Closing Date or the Second Closing Date, as the case may be. In such case, the certificates for the Offered Shares shall be in definitive form and registered in such names and denominations as the Representative shall have requested at least two (2) full business days prior to the First Closing Date or the Second Closing Date, as the case may be, and shall be made available for inspection on the business day preceding the First Closing Date or the Second Closing Date, as the case may be, at a location in San Francisco as the Representative may designate.

                  (g) Delivery of Prospectus to the Underwriters. Not later than 12:00 p.m. on the second business day following the date that the Offered Shares are first released by the Underwriters for sale to the public, the Company shall deliver or cause to be delivered copies of the Prospectus in such quantities and at such places as the Representative shall request.

      SECTION 3. ADDITIONAL COVENANTS OF THE COMPANY.

            3.1 COVENANTS OF THE COMPANY. The Company further covenants and agrees with each Underwriter as follows:

                  (a) Representative's Review of Proposed Amendments and Supplements. During the period beginning on the date hereof and ending on the later of the First Closing Date or such date, as in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales by an Underwriter or dealer (the "PROSPECTUS DELIVERY PERIOD"), prior to amending or supplementing the Registration Statement (including any amendment or supplement resulting from the incorporation by reference of any report filed under the Exchange Act) or filing a new registration statement related to the Offered Shares, the Company shall furnish to the Representative for review a copy of each such proposed amendment or supplement or new registration statement, and the Company shall not file any such proposed amendment or supplement or new registration statement to which the Representative objects.

                  (b) Securities Act Compliance. After the date of this Agreement, the Company shall immediately advise the Representative in writing of
(i) the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any Preliminary Prospectus or the Prospectus, (iii) the time and date that any post-effective amendment to the Registration Statement or new registration statement relating to the Offered Shares becomes effective, (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any new registration statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, (v) any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which such Common Stock is listed for trading or included or designated for quotation, and (vi) the threat or initiation of any proceedings for any purposes referred to in this Section 3.1(b). If the Commission shall enter any applicable stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its best efforts to confirm that any filings made by the Company under Rule 424(b) were received in a timely manner by the Commission.

                  (c) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If, during the Prospectus Delivery Period, any event shall occur or condition exist as a result of which it is necessary to amend the Registration Statement or amend or supplement the Prospectus in order to make the statements in the Prospectus, in light of the circumstances prevailing at the time the Prospectus is delivered to a purchaser, not misleading, or, if in the opinion of the Representative or counsel for the Underwriters, it is otherwise necessary to amend the Registration Statement or supplement the Prospectus or to file a new registration statement to comply with the Securities Act, the Company agrees to promptly prepare (subject to Section 3.1(a) (the "Representative's Review of Proposed

Amendments and Supplements") hereof), file with the Commission, use its best efforts to have declared effective, if required, and furnish at its own expense to the Underwriters and to dealers, such amendments and supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in light of the circumstances prevailing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, and the Registration Statement, as amended, will comply with law. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement (or any other registration statement relating to the Offered Shares), the Prospectus or any Preliminary Prospectus, included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

                  (d) Issuer Free Writing Prospectuses. The Company represents and agrees that, unless it obtains the prior consent of the Representative, and each Underwriter represents and agrees that, unless it obtains the prior consent of the Company and the Representative, it has not made and will not make any offer relating to the Offered Shares that would constitute an "issuer free writing prospectus," as defined in Rule 433, or that would otherwise constitute a "free writing prospectus," as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a "PERMITTED FREE WRITING PROSPECTUS." The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an "issuer free writing prospectus," as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission, where required, legending and record keeping.

                  (e) Copies of any Amendments and Supplements to the Prospectus. The Company agrees to furnish the Representative, without charge, during the Prospectus Delivery Period, as many copies of the Prospectus and any amendments and supplements thereto (including any documents incorporated by reference therein or deemed a part thereof) and any Issuer General Use Free Writing Prospectus as the Representative may request.

                  (f) Blue Sky Compliance. The Company shall cooperate with the Representative and counsel for the Underwriters to qualify or register the Offered Shares for sale under (or obtain exemptions from the application of) state securities or blue sky laws, Canadian provincial securities laws or the securities laws of those jurisdictions designated by the Representative, and will make such applications, file such documents and furnish such information as may be required for that purpose. The Company shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required to continue such qualifications for so long a period as the Representative may request for the distribution of the Offered Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it is not presently subject to taxation as a foreign corporation. The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Offered Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose. In the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

                  (g) Notice of Subsequent Events Affecting the Market Price of the Common Stock or Offered Shares. If at any time during the ninety (90) day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur, as a result of which, in the sole opinion of the Representative in its sole discretion, the market price of the Offered Shares or Common Stock has been or is likely to be adversely affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from the Representative advising the Company to the effect set forth above, forthwith prepare, consult with the Representative concerning the substance of and disseminate a press release, or other public statement, satisfactory to the Representative, responding to or commenting on such rumor, publication or event.

                  (h) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Offered Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus. None of the net proceeds received from the offering will be used to further any action in violation or contravention of the U.S.A. Patriot Act or otherwise violate or contravene the rules, regulations or policies of OFAC.

                  (i) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

                  (j) Earnings Statement. As soon as practicable, the Company will make generally available to its securityholders and to the Representative an earnings statement (which need not be audited) covering the twelve (12)-month period ending June 30, 2007 that satisfies the provisions of Section 11(a) of the Securities Act.

                  (k) Periodic Reporting Obligations. During the Prospectus Delivery Period, the Company shall file, on a timely basis, with the Commission all reports and documents required to be filed under the Exchange Act. Additionally, the Company shall report the use of proceeds from the issuance of the Offered Shares as may be required under Rule 463 under the Securities Act.

                  (l) Agreement Not to Offer or Sell Additional Securities. During the period of ninety (90) days following the date of the Prospectus (the "LOCK-UP PERIOD"), the Company will not, without the prior written consent of the Representative (which consent may be withheld in the Representative's sole discretion), directly or indirectly, sell, offer, contract to sell, sell any option to contract to purchase (including without limitation any short sale), purchase any option or contract to sell, pledge, transfer, grant any option, right or warrant for the sale of, establish or increase an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, liquidate or decrease a call equivalent position within the meaning of Rule 16a-1(b) under the Exchange Act, or otherwise dispose of, transfer or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), or otherwise dispose of any Securities (as defined in Exhibit C (the "Form of Lock-up Agreement") attached hereto) or any securities that relate to or derive any significant part of their value from the Securities, or publicly announce the undersigned's intention to do any of the foregoing, or file or cause to be filed or participate in the filing of, any registration statement under the Securities Act relating to the Securities; provided, however, that the Company may sell Offered Shares to the Underwriters pursuant to this Agreement and may
(i) issue Common Stock to its directors as compensation for their services as such in the amounts described in the Proxy Statement for the Company's 2006 Annual Meeting of Shareholders; (ii) issue Common Stock or embedded options to acquire Common Stock under its employee stock purchase plan, provided that any option so issued may not be exercised during the Lock-up Period; (iii) grant options to acquire Common Stock pursuant to the terms of a benefit plan in effect on the date of the Prospectus, provided that any option so issued may not be exercised during the Lock-up Period; (iv) issue Common Stock upon exercise of outstanding stock options and upon conversion of outstanding convertible securities described in the Prospectus; and (v) issue Common Stock in exchange for outstanding units of Red Lion Hotels Limited Partnership ("RLHLP"), if a limited partner of RLHLP elects to exercise his or her right under that certain Amended and Restated Agreement of Limited Partnership of Red Lion Hotels Limited Partnership dated as of November 1, 1997, as amended prior to March 15, 2006, to put his or her outstanding units of RLHLP to RLHLP.

                  (m) Future Reports to the Representative. During the period of five (5) years hereafter, the Company will furnish to the Representative (at JMP Securities LLC, 600 Montgomery Street, Suite 1100, San Francisco, California 94111, Attention: Mr. R. Kent Ledbetter): (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company, if any, containing the balance sheet of the Company as of the close of such fiscal year and statements of income, shareholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants, (ii) as soon as practicable after the filing thereof, copies of each Proxy Statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange, and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its capital stock.

                  (n) Exchange Act Compliance. The Company will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

                  (o) Listing. The Company will use commercially reasonable efforts to effect and maintain the listing of the Common Stock on the NYSE.

                  (p) Sarbanes-Oxley Act. The Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act, and use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act.

                  (q) Investment Company. The Company will take such steps as shall be necessary to ensure that the Company shall not become an "investment company" as such term is defined under the Investment Company Act.

            3.2 COVENANTS OF THE SELLING SHAREHOLDERS. Each Selling Shareholder further covenants and agrees with each Underwriter:

                  (a) Agreement Not to Offer or Sell Additional Securities. During the Lock-up Period, such Selling Shareholder will not, without the prior written consent of the Representative, directly or indirectly, dispose of any shares of Common Stock other than pursuant to the terms of the Lock-Up Agreement (which consent may be withheld in its sole discretion).

                  (b) Delivery of Forms W-8 and W-9. Such Selling Shareholder shall deliver to the Representative or the Custodian, as applicable, prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Shareholder is a non-United States person) or Form W-9 (if the Selling Shareholder is a United States Person).

                  (c) Notification of Untrue Statements, etc. If, at any time prior to the date on which the distribution of the Offered Shares as contemplated herein and in the Prospectus has been completed, as determined by the Representative, such Selling Shareholder has knowledge of the occurrence of any event as a result of which (i) the Registration Statement, as then amended or supplemented, would contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or
(ii) the Prospectus, as then amended or supplemented, would contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then such Selling Shareholder will promptly notify the Company and the Representative.

            3.3 WAIVER BY THE REPRESENTATIVE. The Representative, on behalf of the several Underwriters, may, in its sole discretion, waive in writing the performance by the Company or any Selling Shareholder of any one or more of the foregoing covenants or extend the time for their performance.

      SECTION 4. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Firm Offered Shares as provided herein on the First Closing Date and, with respect to the Optional Offered Shares, the Second Closing Date, if any, shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1.1 (the "Representations and Warranties of the Company") hereof and of the representations and warranties of the Selling Shareholders set forth in Section 1.2 (the "Representations and Warranties of the Selling Shareholders") hereof as of the date hereof and as of the First Closing Date as though then made and, with respect to the Optional Offered Shares, as of the Second Closing Date, if any, as though then made, to the timely performance by the Company and the Selling Shareholders of their respective covenants and other obligations hereunder, and to each of the following additional conditions:

                  (a) Accountants' Original Comfort Letter. On the date hereof, the Representative shall have received from BDO Seidman, LLP, independent registered public accountants for the Company, a letter dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representative (the "ORIGINAL LETTER"). Such Original Letter shall (i) represent, to the extent true, that they are independent registered public accountants with respect to the Company within the meaning of the Securities Act, (ii) set forth their opinion with respect to their audit of the consolidated balance sheet of the Company as of December 31, 2005 and related consolidated statements of operations, changes in shareholders' equity and cash flows for the year ended December 31, 2005, (iii) state that BDO Seidman, LLP has performed the procedures set out in Statement on Auditing Standards ("SAS") No. 100 for a review of interim financial information for the first-quarter period ended March 31, 2006 (the "QUARTERLY FINANCIAL STATEMENTS"), (iv) state that in the course of such review, nothing came to their attention that leads them to believe that any material modifications need to be made to any of the Quarterly Financial Statements in order for them to be in compliance with GAAP, and (v) address other matters agreed upon by BDO Seidman, LLP and the Underwriters.

                  (b) Accountants' Bring-down Comfort Letter. The Representative shall have received on the First Closing Date and on the Second Closing Date, as the case may be, a letter from BDO Seidman, LLP addressed to the Underwriters, dated the First Closing Date or the Second Closing Date, as the case may be, confirming that they are independent registered public accountants with respect to the Company within the meaning of the Securities Act and based upon the procedures described in the Original Letter, but carried out to a date not more than three (3) business days prior to the First Closing Date or the Second Closing Date, as the case may be, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the First Closing Date or the Second Closing Date, as the case may be, and (ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The Representative shall have received an additional three (3) conformed copies of such accountants' letter for each of the several Underwriters.

                  If the letter shall disclose any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries, considered as one entity, from that set forth in the Registration Statement or Prospectus, which, in the sole judgment of the Representative, is material and adverse and that makes it, in the sole judgment of the Representative, impracticable or inadvisable to proceed with the public offering of the Offered Shares as contemplated by the Prospectus, then this condition in this Section 4(b) shall be deemed not satisfied, and the Representative may terminate this Agreement in accordance with the last paragraph of this Section 4.

                  (c) Compliance with Registration Requirements; No Stop Order; No Objection from the NASD. For the period from and after effectiveness of this Agreement and prior to the First Closing Date and, with respect to the Optional Offered Shares, prior to the Second Closing Date, if any:

                        (i) the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A or Rule 430B, as applicable, under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act, or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A or Rule 430B, as applicable, and such post-effective amendment shall have become effective;

                        (ii) no stop order suspending the effectiveness of the Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment to the Registration Statement shall be in effect and no proceedings for such purpose shall have been instituted or pending, contemplated or threatened by the Commission;

                        (iii) any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or any incorporated document or otherwise) shall have been complied with to the satisfaction of counsel for the Underwriters; and

                        (iv) the NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

                  (d) No Material Adverse Change. For the period from and after the date of this Agreement and prior to the First Closing Date and, with respect to the Optional Offered Shares, prior to the Second Closing Date, if any, in the judgment of the Representative, there shall not have occurred any Material Adverse Change, or any development that could reasonably be expected to result in a Material Adverse Change, from that set forth in the Registration Statement or Prospectus, which, in the sole judgment of the Representative, is material and adverse and that makes it, in the sole judgment of the Representative, impracticable or inadvisable to proceed with the public offering of the Offered Shares as contemplated by the Prospectus.

                  (e) Opinion of Counsel to the Company. On each of the First Closing Date and the Second Closing Date, if any, the Representative shall have received the favorable opinion of Riddell Williams P.S., counsel for the Company, dated as of such Closing Date, the form of which is attached hereto as Exhibit A (the "Form of Legal Opinion of Counsel to the Company"). The Representative shall have received such additional number of conformed copies of such counsel's legal opinion as the Representative may request for each of the several Underwriters.

                  (f) Opinion of Counsel for the Selling Shareholders. On the First Closing Date, the Representative shall have received the favorable opinion of counsel for the Selling Shareholders, dated as of the First Closing Date, in substantially the form attached hereto as Exhibit B (the "Form of Legal Opinion of Counsel to the Selling Shareholders"). The Representative shall have received such additional number of conformed copies of such counsel's legal opinion as the Representative may request for each of the several Underwriters.

                  (g) Opinion of Counsel for the Underwriters. On each of the First Closing Date and the Second Closing Date, if any, the Representative shall have received the favorable opinion of O'Melveny & Myers LLP, counsel for the Underwriters, dated as of such Closing Date, in form and substance satisfactory to the Representative, and the Representative shall have received such additional number of conformed copies of such counsel's legal opinion as the Representative may request for each of the several Underwriters. The Company shall have furnished to such counsel such documents as such counsel may have requested for the purpose of enabling them to pass upon such matters.

                  (h) Officers' Certificate. On each of the First Closing Date and the Second Closing Date, if any, the Representative shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of such Closing Date, to the effect set forth in subsection (c)(ii) of this Section 4, and further to the effect that:

                        (i) subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the General Disclosure Package, there has not been (a) any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries, considered as one entity, (b) any transaction that is material to the Company and its subsidiaries, considered as one entity, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and its subsidiaries, considered as one entity, incurred by the Company or its subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness that is material to the Company and its subsidiaries, considered as one entity, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its subsidiaries, or (f) any loss or damage (whether or not insured) to the property of the Company or any of its subsidiaries which has been sustained or will have been sustained which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries, considered as one entity;

                        (ii) when the Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, (a) the Registration Statement and the Prospectus, and any amendments or supplements thereto, including any documents incorporated by reference therein, and the incorporated documents, when such incorporated documents became effective or were filed with the Commission, contained all material information required to be included therein by the Securities Act or the Exchange Act, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act, as the case may be; (b) the Registration Statement and any amendments or supplements thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading; (c) the Prospectus and any amendments or supplements thereto, did not and does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (d) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been so set forth;

                        (iii) the representations, warranties and covenants of the Company in this Agreement are true, complete and correct with the same force and effect as though expressly made on and as of the Applicable Time and such Closing Date; and

                        (iv) the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

                  (i) Selling Shareholders' Certificate. On each of the First Closing Date and the Second Closing Date, if any, the Representative shall have received a written certificate executed by the Attorneys-in-Fact of each Selling Shareholder, dated as of such Closing Date, to the effect that:

                        (i) the representations, warranties and covenants of such Selling Shareholder in this Agreement are true, correct and complete with the same force and effect as though expressly made by such Selling Shareholder on and as of the Applicable Time and the Closing Date; and

                        (ii) such Selling Shareholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

                  (j) Selling Shareholders' Documents. The Company and the Selling Shareholders shall have furnished for review by the Representative copies of the Custody Agreements and Power of Attorney executed by each of the Selling Shareholders and such further information, certificates and documents regarding the Selling Shareholders, as the Representative may reasonably request.

                  (k) Lock-up Agreement from Certain Securityholders of the Company Other than Selling Shareholders. Each Lock-up Agreement shall be in full force and effect on each of the First Closing Date and the Second Closing Date, if any.

                  (l) Additional Documents. On or before each of the First Closing Date and the Second Closing Date, if any, the Representative and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Offered Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

            If any condition specified in this Section 4 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representative by notice to the Company at any time on or prior to the First Closing Date and, with respect to the Optional Offered Shares, at any time prior to the Second Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 5 (the "Payment of Expenses"), Section 6 (the "Reimbursement of the Underwriters' Expenses"),
Section 8 ("Indemnification"), Section 9 ("Contribution") and Section 12 (the "Representations and Indemnities to Survive Delivery") shall at all times be effective and shall survive such termination.

      SECTION 5. PAYMENT OF EXPENSES. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its and the Selling Shareholders obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation, (i) all expenses incident to the issuance and delivery of the Offered Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Common Stock, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Offered Shares to the

Underwriters, (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each Preliminary Prospectus, the Prospectus, each Issuer Free Writing Prospectus and all amendments and supplements thereto, and this Agreement, (vi) all filing fees, attorneys' fees and expenses incurred by the Company or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Offered Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, and, if requested by the Representative, preparing and printing a "Blue Sky Survey," an "International Blue Sky Survey" or other memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vii) the filing fees incident to, and the fees and expenses of counsel for the Underwriters in connection with, the NASD's review and approval of the Underwriters' participation in the offering and distribution of the Offered Shares, (viii) the fees and expenses associated with listing the Offered Shares on the NYSE, (ix) except as otherwise has been agreed in writing by the Company and the Representative, all costs and expenses incident to the travel and accommodation of the Company's employees on the "roadshow," (x) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Offered Shares made by the underwriters caused by a breach of the Company's representations in Section 1.1 (the "Representations and Warranties of the Company") hereof, and (xi) all other fees, costs and expenses referred to in
Item 14 of Part II of the Registration Statement. Except as provided in this
Section 5, Section 6 (the "Reimbursement of the Underwriters' Expenses"),
Section 8 ("Indemnification") and Section 9 ("Contribution") hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

            The Selling Shareholders further agree with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are not otherwise specifically provided for herein, including, but not limited to, (i) fees and expenses of counsel and other advisors for such Selling Shareholders, (ii) fees and expenses of the Custodian, and (iii) expenses and taxes incident to the sale and delivery of the Offered Shares to be sold by such Selling Shareholders to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian under the provisions of Section 2 (the "Purchase, Sale and Delivery of the Offered Shares") hereof).

            This Section 5 shall not affect or modify any separate valid agreement relating to the allocation of payment of expenses between the Company, on the one hand, and the Selling Shareholders, on the other hand.

      SECTION 6. REIMBURSEMENT OF THE UNDERWRITERS' EXPENSES.

            If this Agreement is terminated by the Representative pursuant to
Section 4 (the "Conditions to the Obligations of the Underwriters"), Section 7 (the "Effectiveness of this Agreement"), Section 10 (the "Default of One or More of the Several Underwriters"), Section 11 (the "Termination of this Agreement") or Section 17 (the "Failure of One or More of the Selling Shareholders to Sell and Deliver Offered Shares"), or if the sale to the Underwriters of the Offered Shares on the First Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Selling Shareholders to perform any agreement herein or to comply with any provision hereof, the Company agrees, except as otherwise has been agreed in writing by the Company and the Representative, to reimburse the Representative and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been incurred by the Representative and the Underwriters in connection with the proposed purchase and the offering and sale of the Offered Shares, including, without limitation, fees and disbursements of counsel, printing expenses, travel and accommodation expenses, postage, facsimile and telephone charges.

      SECTION 7. EFFECTIVENESS OF THIS AGREEMENT.

            This Agreement shall not become effective until the later of (i) the execution of this Agreement by the parties hereto and (ii) notification by the Commission to the Company and the Representative of the effectiveness of the Registration Statement under the Securities Act.

            Prior to such effectiveness, this Agreement may be terminated by any party by notice to each of the other parties hereto, and any such termination shall be without liability on the part of (a) the Company or the Selling Shareholders to any Underwriter, except that the Company and the Selling Shareholders shall be obligated to reimburse the expenses of the Representative and the Underwriters pursuant to Section 5 (the "Payment of Expenses") and
Section 6 (the "Reimbursement of the Underwriters") hereof, (b) any Underwriter to the Company or the Selling Shareholders, or (c) any party hereto to any other party except that the provisions of Section 8 ("Indemnification") and Section 9 ("Contribution") shall at all times be effective and shall survive such termination.

      SECTION 8. INDEMNIFICATION.

                  (a) Indemnification of the Underwriters.

                        (i) The Company agrees to indemnify and hold harmless each Underwriter, its officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any Loss (as hereinafter defined) to which such Underwriter or such controlling person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld), insofar as such Loss (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A or 430B, as applicable under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading;
(ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus or the omission or alleged omission therefrom necessary in order to make the statements therein in light of the circumstances under which they were made not misleading; (iii) upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; (iv) in whole or in part upon any inaccuracy in the representations and warranties of the Company or the Selling Shareholders contained herein; (v) in whole or in part upon any failure of the Company or the Selling Shareholders to perform their respective obligations hereunder or under law; (vi) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the Company or based upon written information furnished by or on behalf of the Company, including, without limitation, slides, videos, films or tape recordings, used in connection with the marketing of the Offered Shares, and including, without limitation, statements communicated to securities analysts employed by the Underwriters; or
(vii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Common Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause (i), (ii), (iii), (iv), (v) or (vi) above; provided, however, that the Company shall not be liable under clause
(vii) above to the extent that a court of competent jurisdiction shall have determined by a final judgment that the Loss resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct. The Company further agrees to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Representative) as such expenses are incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such Loss; provided, however, that the foregoing indemnity agreement shall not apply to any Loss to the extent, but only to the extent, such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Representative expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto); provided, further, that with respect to any Preliminary Prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting the Loss purchased Offered Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 (the "Purchase, Sale and Delivery of the Offered Shares") hereof and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to the person asserting such Loss, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Offered Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such Loss. "LOSS" shall be defined as any loss, claim, damage, liability, expense or action, as incurred or suffered by the specified person (collectively, the "LOSSES"). The indemnity agreement set forth in this
Section 8(a)(i) shall be in addition to any liabilities that the Company may otherwise have.

                        (ii) Each of the Selling Shareholders, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any Loss to which such Underwriter or such controlling person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Selling Shareholder, which consent shall not be unreasonably withheld), insofar as such Loss (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in the case of subparagraphs (i) and (ii) of this Section 8(b)(ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or such Underwriter by such Selling Shareholder, directly or through such Selling Shareholder's representative, specifically for use in the preparation thereof; (iii) in whole or in part upon any inaccuracy in the representations and warranties of the Selling Shareholders contained herein;
(iv) in whole or in part upon any failure of the Selling Shareholder to perform its obligations hereunder or under law; or (v) upon any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Common Stock or the offering contemplated hereby, and which is included as part of or referred to in any Loss arising out of or based upon any matter covered by clause (i), (ii), (iii) or (iv) above, provided that the Selling Shareholders shall not be liable under this clause (v) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such Loss resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its bad faith or willful misconduct. Each of the Selling Shareholders, severally and not jointly, further agrees to reimburse each Underwriter and each such controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Representative) as such expenses are incurred by such Underwriter or such controlling person in connection with investigating, defending, settling, compromising or paying any such Loss; provided, however, that the foregoing indemnity agreement shall not apply to any Loss to the extent, but only to the extent, such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Selling Shareholder by the Representative expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto); and provided, further, that with respect to any Preliminary Prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting the Loss purchased Offered Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 2 (the "Purchase, Sale and Delivery of the Offered Shares") hereof and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to the person asserting such Loss, if required by law so to have been delivered, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such Loss. The indemnity agreement set forth in this Section 8(a)(ii) shall be in addition to any liabilities that the Selling Shareholders may otherwise have.

                  (b) Indemnification of the Company, the Company's Directors and Officers and Selling Shareholders. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, the Selling Shareholders and each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Securities Act or the Exchange Act, against any Loss to which the Company, or any such director, officer, Selling Shareholder or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such Loss (or actions in respect thereof as contemplated below) arises out of or is based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company and the Selling Shareholders by the Representative expressly for use therein. Each Underwriter further agrees, severally and not jointly, to reimburse the Company or any such director, officer, Selling Shareholder or controlling person for any legal and other expense reasonably incurred by the Company or any such director, officer, Selling Shareholder or controlling person in connection with investigating, defending, settling, compromising or paying any such Loss. The indemnity agreement set forth in this
Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

                  (c) Information Provided by the Underwriters. Each of the Company and each of the Selling Shareholders, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, hereby acknowledges that the only information that the Underwriters have furnished to the Company expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth (i) in the third paragraph following the table on the cover of the Prospectus, (ii) in the third paragraph following the table of Underwriters, in the first, second, third, sixth, seventh, eight, ninth and last sentences of the fourth to last paragraph, in the first sentence of the third to last paragraph, in the second to last paragraph, and in the last paragraph, under the caption "Underwriting" in the Prospectus, and the Underwriters confirm that such statements are correct.

                  (d) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a proximate result of such failure and in any event shall not relieve it from any liability which it may have otherwise had on account of this indemnity agreement. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (the Representative in the case of Section 8(b) and Section 9 ("Contribution") hereof), representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

                  (e) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any Loss by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(d) (the "Notifications and Other Indemnification Procedures") hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than thirty (30) days after receipt by such indemnifying party of the aforesaid request, and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      SECTION 9. CONTRIBUTION.

            If the indemnification provided for in Section 8 ("Indemnification") is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any Loss referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any Loss referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Offered Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, in connection with the statements, omissions or inaccuracies in the representations and warranties herein which resulted in such Loss, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Offered Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Offered Shares pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholders, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus bear to the aggregate initial public offering price of the Offered Shares as set forth on such cover. The relative fault of the Company and the Selling Shareholders, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company and the Selling Shareholders, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The amount paid or payable by an indemnified party as a result of the Losses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(d) (the "Notifications and Other Indemnification Procedures") hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 8(d) (the "Notifications and Other Indemnification Procedures") hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8(d) (the "Notifications and Other Indemnification Procedures") hereof for purposes of indemnification.

            The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

            The Underwriters' obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A (the "List of the Underwriters") attached hereto. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Offered Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

            Any Loss for which an indemnified party is entitled to indemnification or contribution under this Section 9 shall be paid by the indemnifying party to the indemnified party as such Loss is incurred, but in all cases, no later than forty-five (45) days after receipt of an invoice by the indemnifying party.

      SECTION 10. DEFAULT OF ONE OR MORE OF THE SEVERAL UNDERWRITERS. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the several Underwriters shall fail or refuse to purchase Offered Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed ten percent (10%) of the aggregate number of the Offered Shares to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportions that the number of Firm Offered Shares set forth opposite their respective names on Schedule A (the "List of the Underwriters") attached hereto bears to the aggregate number of Firm Offered Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representative with the consent of the non-defaulting Underwriters, to purchase the Offered Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the First Closing Date or the Second Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Offered Shares and the aggregate number of Offered Shares with respect to which such default occurs exceeds ten percent (10%) of the aggregate number of Offered Shares to be purchased on such date, and arrangements satisfactory to the Representative and the Company for the purchase of such Offered Shares are not made within forty-eight (48) hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of
Section 5 (the "Payment of Expenses"), Section 6 ("Reimbursement of the Underwriters' Expenses"), Section 8 ("Indemnification") and Section 9 ("Contribution") shall at all times be effective and shall survive such termination. In any such case, either the Representative or the Company shall have the right to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

            As used in this Agreement, the term "Underwriter" shall be deemed to include any person substituted for a defaulting Underwriter under this Section
10. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      SECTION 11. TERMINATION OF THIS AGREEMENT. Prior to the First Closing Date, this Agreement may be terminated by the Representative by notice given to the Company if at any time (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the NYSE, or trading in securities generally on either the Nasdaq or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any federal, State of New York or State of Washington authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Representative is material and adverse and makes it impracticable to market the Offered Shares in the manner and on the terms described in the Prospectus or to enforce contracts for the sale of securities; (iv) in the judgment of the Representative there shall have occurred any Material Adverse Change; or (v) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the sole judgment of the Representative may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 11 shall be without liability on the part of (a) the Company or the Selling Shareholders to any Underwriter, except that the Company and the Selling Shareholders shall be obligated to reimburse the expenses of the Representative and the Underwriters pursuant to Section 5 (the "Payment of Expenses") and Section 6 ("Reimbursement of the Underwriters' Expenses") hereof,
(b) any Underwriter to the Company or (c) of any party hereto to any other party hereto except that the provisions of Section 8 ("Indemnification") and Section 9 ("Contribution") hereof shall at all times be effective and shall survive such termination.

      SECTION 12. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Company's officers, the Selling Shareholders and the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or Selling Shareholder or the Company, or any of their respective partners, officers or directors or controlling persons, and will survive delivery of and payment for the Offered Shares sold hereunder and any termination of this Agreement.

      SECTION 13. NOTICES. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representative:

      JMP Securities LLC
      600 Montgomery Street, Suite 1100
      San Francisco, California 94111
      Facsimile: (415) 835-8920
      Attention: Mr. R. Kent Ledbetter
                 cc: Janet L. Tarkoff, Esq.

with a copy to:

      O'Melveny & Myers LLP
      275 Battery Street, Suite 2600
      San Francisco, California 94111-3305
      Facsimile: (415) 984-8701
      Attention: Peter T. Healy, Esq.

If to the Company:

      Red Lion Hotels Corporation
      201 W. North River Drive, Suite 100
      Spokane, Washington 99201
      Facsimile: (509) 325-7324
      Attention: Mr. Art Coffey
                 Thomas McKeirnan, Esq.

with a copy to:

      Riddell Williams P.S.
      1001 Fourth Avenue Plaza, Suite 4500
      Seattle, WA 98154-1065
      Facsimile: (206) 389-1708
      Attention: Frank Woodruff, Esq.

If to the Selling Shareholders:

      American Stock Transfer and Trust Company
      Second Floor
      6201 15th Avenue
      Brooklyn, New York 11219
      Facsimile: (718) 236-4588
      Attention: Susan Silber

with a copy to:

      Riddell Williams P.S.
      1001 Fourth Avenue Plaza, Suite 4500
      Seattle, WA 98154-1065
      Facsimile: (206) 389-1708
      Attention: Frank Woodruff, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

      SECTION 14. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 (the "Default of One or More of the Several Underwriters") hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 ("Indemnification") and Section 9 ("Contribution") hereof, and in each case their respective successors and personal representatives, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Offered Shares as such from any of the Underwriters merely by reason of such purchase.

      SECTION 15. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

      SECTION 16. GOVERNING LAW PROVISIONS.

            (a) Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

            (b) Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (the "RELATED PROCEEDINGS") may be instituted in the federal courts of the United States of America located in the City and County of San Francisco or the courts of the State of California in each case located in the City and County of San Francisco (collectively, the "SPECIFIED COURTS"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "RELATED JUDGMENT"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

      SECTION 17. FAILURE OF ONE OR MORE OF THE SELLING SHAREHOLDERS TO SELL AND DELIVER OFFERED SHARES. If one or more of the Selling Shareholders shall fail to sell and deliver to the Underwriters the Offered Shares to be sold and delivered by such Selling Shareholders at the First Closing Date pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Representative to the Company and the Selling Shareholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as set forth in Section 5 (the "Payment of Expenses"), Section 6 (the "Reimbursement of the Underwriters' Expenses"), Section 8 ("Indemnification") and Section 9 ("Contribution"), the Company or the Selling Shareholders, or (ii) purchase the shares which the Company and other Selling Shareholders have agreed to sell and deliver in accordance with the terms hereof. If one or more of the Selling Shareholders shall fail to sell and deliver to the Underwriters the Offered Shares to be sold and delivered by such Selling Shareholders pursuant to this Agreement at the First Closing Date or the Second Closing Date, if any, then the Underwriters shall have the right, by written notice from the Representative to the Company and the Selling Shareholders, to postpone the First Closing Date or the Second Closing Date, as the case may be, but in no event for longer than seven (7) days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

      SECTION 18. NO ADVISORY OR FIDUCIARY RELATIONSHIP. The Company and the Selling Shareholders acknowledge and agree that (a) the purchase and sale of the Offered Shares pursuant to this Agreement, including the determination of the public offering price of the Offered Shares and any related discounts and commissions, is an arm's-length commercial transaction between the Company and the Selling Shareholders, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or any Selling Shareholder or any of their respective shareholders, creditors or employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or any Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Shareholder on other matters) and no Underwriter has any obligation to the Company or any Selling Shareholder with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company or the Selling Shareholders, and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Selling Shareholders have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed such appropriate.

      SECTION 19. GENERAL PROVISIONS. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and, except as provided in Section 3.3 ("Waiver by the Representative"), no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the Section and paragraph headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

      Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 ("Indemnification") and the contribution provisions of Section 9 ("Contribution"), and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 8 ("Indemnification") and Section 9 ("Contribution") hereof fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

                            [SIGNATURE PAGE FOLLOWS]

      If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company and the Custodian the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                             Very truly yours,

                             RED LION HOTELS CORPORATION

                             By: /s/ Arthur M. Coffey
                                 -----------------------------------------------
                                 Arthur M. Coffey, President and Chief Executive Officer

                                     *
                             ---------------------------------------------------
                             Richard L. Barbieri

                                     *
                             ---------------------------------------------------
                             Mark E. Barbieri

                             Barbieri Exempt Marital Trust

                                 By:   *
                                     -------------------------------------------

                             Dunson Ridpath Hotel Associates Limited Partnership

                                 By:   *
                                     -------------------------------------------

                             /s/ Arthur M. Coffey
                             ---------------------------------------------------
                             Arthur M. Coffey, as attorney-in-fact

                             /s/ Anupam Narayan
                             ---------------------------------------------------
                             Anupam Narayan, as attorney-in-fact

                             * By Arthur M. Coffey and Anupam Narayan, as
                               attorneys-in-fact

      The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representative in San Francisco, California as of the date first above written.

JMP SECURITIES LLC

Acting as Representative of the
several Underwriters named in
Schedule A attached hereto.

By JMP SECURITIES LLC

By: /s/ Steve Ortiz
    -------------------------

                                   SCHEDULE A

                            LIST OF THE UNDERWRITERS

                                                                                          Number of Firm
                                                                                         Offered Shares to
                                   Underwriters                                            be Purchased
--------------------------------------------------------------------------------------   -----------------
JMP Securities LLC ...................................................................       2,535,905
Thomas Weisel Partners LLC ...........................................................       1,211,599
Robert W. Baird & Co. Incorporated ...................................................       1,183,422
Calyon Securities (USA) Inc. .........................................................         704,418
                                                                                             ---------

         Total........................................................................       5,635,344
                                                                                             =========

                                   SCHEDULE B

                        LIST OF THE SELLING SHAREHOLDERS

                                                                 NUMBER OF FIRM       MAXIMUM NUMBER OF
                                                              OFFERED SHARES TO BE    OPTIONAL OFFERED
                   SELLING SHAREHOLDER                                SOLD            SHARES TO BE SOLD
----------------------------------------------------------    --------------------    -----------------
Richard L. Barbieri ......................................         200,000                     0


Mark E. Barbieri .........................................         200,000                     0


Barbieri Exempt Marital Trust ............................         100,000                     0


Dunson Ridpath Hotel Associates Limited Partnership ......         135,344                     0

                                                                   -------                   ---

         Total............................................         635,344                     0
                                                                   =======                   ===

                                   SCHEDULE C

              LIST OF ISSUER GENERAL USE FREE WRITING PROSPECTUSES

                                      None

                                    EXHIBIT A

                 FORM OF LEGAL OPINION OF COUNSEL TO THE COMPANY

      Opinion of counsel for the Company to be delivered pursuant to Section 4(d) (the "Conditions to the Obligations of the Underwriters") of the Underwriting Agreement. References to the Prospectus in this Exhibit A include any supplements thereto at the Closing Date. Capitalized terms herein shall, unless the context indicates otherwise, have the same meanings as in the Agreement. Any reference in one section hereof to another section or a schedule attached to the Agreement shall be deemed to incorporate the matters addressed in such referenced section or schedule.

            (i) Each of the Company, the Trust and the Subsidiaries has been duly incorporated or formed and is validly existing as a corporation, limited partnership, limited liability company or trust, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation.

            (ii) Each of the Company, the Trust and the Subsidiaries has corporate, partnership, limited liability company or trust power and authority to own, lease, manage and operate its properties and to conduct its business as described in the Prospectus.

            (iii) Each of the Company and each Subsidiary is duly qualified as a foreign corporation, partnership or limited liability company to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Effect.

            (iv) To the knowledge of counsel, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed and referred to in Exhibit 21 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

            (v) The Common Stock conforms to the descriptions thereof set forth and incorporated by reference in the Prospectus. The form of certificate currently used to evidence the Common Stock is in due and proper form and complies with all applicable requirements of the charter and by-laws of the Company and the Washington Business Corporation Act.

            (vi) No shareholder of the Company or any other person has any preemptive right, right of first refusal, or other similar right to subscribe for or purchase securities of the Company arising (i) by operation of the charter or by-laws of the Company or the Washington Business Corporation Act or (ii) to the knowledge of counsel, otherwise.

            (vii) The Underwriting Agreement has been duly authorized, executed, and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                                  Exhibit A-1

            (viii) The Offered Shares to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid, and non-assessable, and will not have been issued in violation of or subject to any preemptive right arising under the charter or by-laws of the Company or the Washington Business Corporation Act, or, to the knowledge of counsel, any co-sale right, right of first refusal, or other similar right.

            (ix) Each of the Registration Statement and the Rule 462(b) Registration Statement, if any, has become effective under the Securities Act. To the knowledge of counsel, no stop order suspending the effectiveness of either of the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

            (x) The Registration Statement, including any Rule 462(b) Registration Statement, if any, the Prospectus including any document incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectus including any document incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included or incorporated by reference therein or in exhibits to or excluded from the Registration Statement, as to which no opinion need be rendered) comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act.

            (xi) Each document filed pursuant to the Exchange Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the Exchange Act.

            (xii) The Offered Shares to be purchased by the Underwriters from the Selling Shareholders are listed on the NYSE, and the Offered Shares to be purchased by the Underwriters from the Company have been approved for listing on the NYSE, subject to official notice of issuance thereof.

            (xiii) The statements (i) in the Prospectus under the captions "Risk Factors -- Risks relating to our common stock and this offering", "Description of Capital Stock" and "Underwriting" and (ii) in Item 15 of the Registration Statement, insofar as such statements constitute matters of law, summaries of legal matters, the Company's charter or by-law provisions, agreements, documents or legal proceedings, or legal conclusions, have been reviewed by counsel and fairly present and summarize, in all material respects, the matters referred to therein.

            (xiv) To the knowledge of counsel, there are no legal or governmental actions, suits, or proceedings pending or threatened against the Company or any of its subsidiaries which are required to be disclosed in the Registration Statement or the Prospectus or any incorporated document by the Securities Act or by the Exchange Act or the applicable rules and regulations of the Commission thereunder other than those disclosed therein.

                                  Exhibit A-2

            (xv) To the knowledge of counsel, there are no Existing Instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and any descriptions thereof and references thereto are correct in all material respects.

            (xvi) No consent, approval, authorization, or other order of, or registration or filing with, any court or other governmental authority or agency, is required for the Company's execution, delivery, and performance of the Underwriting Agreement and consummation of the transactions contemplated thereby and by the Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act and from the NYSE and NASD.

            (xvii) The execution and delivery of the Underwriting Agreement by the Company, the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification section of the Underwriting Agreement, as to which no opinion need be rendered), and the consummation of the transactions therein contemplated (i) have been duly authorized by all necessary corporate action on the part of the Company; (ii) will not result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries; (iii) to the knowledge of counsel will not constitute a breach of, or Default or a Debt Repayment Triggering Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any material Existing Instrument; and (iv) will not result in any violation of any law or administrative regulation or, to the knowledge of counsel, any administrative or court decree applicable to the Company or any of its Subsidiaries.

            (xviii) The Company is not, and after receipt of payment for the Offered Shares will not be, an "investment company" within the meaning of Investment Company Act.

            (xix) To the knowledge of counsel, there are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by the Underwriting Agreement, other than the Selling Shareholders with respect to the Offered Shares included in the Registration Statement, except for such rights as have been duly waived.

            (xx) To the knowledge of counsel, none of the Company, the Trust and the Subsidiaries is (i) in violation of its organizational documents, or
      (ii) in Default in the performance or observance of any obligation, agreement, covenant, or condition contained in any material Existing Instrument, except for such Defaults as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

            (xxi) Counsel may state that the purpose of counsel's professional engagement was not to establish or confirm factual matters set forth in the Registration Statement, the General Disclosure Package, the Prospectus or the documents incorporated therein by reference and counsel has not undertaken any obligation to verify independently any of the factual matters set forth in the Registration Statement, the General Disclosure Package, the Prospectus or the documents incorporated therein by reference. Counsel may state that, moreover, many of the determinations required to be made in the preparation of the Registration Statement, the General Disclosure Package, the Prospectus and the documents incorporated therein by reference involve matters of a non-legal nature.

                                  Exhibit A-3

            (xxii) Subject to the foregoing, counsel shall confirm that, on the basis of the information counsel gained in the course of performing the services referred to above, nothing came to counsel's attention that caused it to believe that (i) the Registration Statement, the documents incorporated therein at the Applicable Time, and the information deemed, pursuant to Rule 430B promulgated under the Act, to be part of the Registration Statement at the Applicable Time, considered as a whole at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the General Disclosure Package and the documents incorporated by reference therein at the Applicable Time, considered as a whole at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; or (iii) the Prospectus and the documents incorporated therein by reference, considered as a whole as of the date of the Prospectus, and as of the date of the opinion, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that counsel need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the General Disclosure Package, the Prospectus or the documents incorporated therein by reference (except for the statements described in paragraphs (v) and (xiii) above), and counsel need not express any belief with respect to (A) any document filed by the Company under the Exchange Act, whether before or after the effective date of the Registration Statement, except to the extent that such document is a document incorporated by reference in the Registration Statement or the General Disclosure Package as of the Applicable Time, read together with the Registration Statement or the General Disclosure Package, as applicable, and considered as a whole, or is a document incorporated by reference in the Prospectus, read together with the Prospectus and considered as a whole; (B) the financial statements or other financial or accounting data contained in or omitted from the Registration Statement, the General Disclosure Package, the Prospectus or the documents incorporated therein by reference; or (C) the statements contained in the exhibits to the Registration Statement or in the exhibits to the documents incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus.

            (xxiii) In rendering such opinion, counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                                  Exhibit A-4

                                    EXHIBIT B

          FORM OF LEGAL OPINION OF COUNSEL TO THE SELLING SHAREHOLDERS

      The opinion of counsel to each Selling Shareholder shall be rendered to the Representative at the request of the Company pursuant to Section 4(f) of the Underwriting Agreement. References to the Prospectus in this Exhibit B include any supplements thereto at the First Closing Date. Capitalized terms herein shall, unless the context indicates otherwise, have the same meanings as in the Underwriting Agreement. Any reference in one section hereof to another section or a schedule attached to the Underwriting Agreement shall be deemed to incorporate the matters addressed in such referenced section or schedule. In the case of opinions for Selling Shareholders who are natural persons, the portions of the form of legal opinion that apply only to entities shall be excluded.

            (i) The Underwriting Agreement has been duly authorized, executed, and delivered by or on behalf of, and is a valid and binding agreement of, such Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

            (ii) The Custody Agreement and Power of Attorney of such Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnification thereunder may be limited by applicable law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors rights generally or by general equitable principles.

            (iii) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, the Underwriting Agreement and its Custody Agreement and Power of Attorney will not [contravene or conflict with, result in a breach of, or constitute a default under, the charter or by-laws, partnership agreement, trust agreement, or other organizational documents, as the case may be, of such Selling Shareholder, or] violate or contravene any provision of applicable law or regulation or, to the knowledge of counsel, violate, result in a breach of, or constitute a default under the terms of any other agreement or instrument to which such Selling Shareholder is a party or by which it is bound, or any judgment, order, or decree applicable to such Selling Shareholder of any court, regulatory body, administrative agency, governmental body, or arbitrator having jurisdiction over such Selling Shareholder.

            (iv) Such Selling Shareholder has the legal right and power, and all authorizations and approvals required [under its charter and by-laws,] [partnership agreement,] [trust agreement] [or other organizational documents, as the case may be,] to enter into the Underwriting Agreement and its Custody Agreement and Power of Attorney, to sell, transfer, and deliver all of the Offered Shares which may be sold by such Selling Shareholder under the Underwriting Agreement and to comply with its other obligations under the Underwriting Agreement and its Custody Agreement and Power of Attorney.

            (v) Assuming that the Underwriters purchase the Offered Shares offered for sale by such Selling Shareholder pursuant to the Underwriting Agreement for value, in good faith and without notice of any adverse claim, the delivery of such Offered Shares pursuant to the

                                  Exhibit B-1

      Underwriting Agreement will pass good and valid title to such Offered Shares, free and clear of any security interest, mortgage, pledge, lien, encumbrance, or other claim created by such Selling Shareholder.

            (vi) No consent, approval, authorization, or other order of, or registration or filing with, any court or governmental authority or agency, is required for the Selling Shareholders' execution, delivery, and performance of the Underwriting Agreement and the consummation by such Selling Shareholder of the transactions contemplated thereby and by the Prospectus, except as required under the Securities Act, applicable state securities or blue sky laws and from the NASD.

      In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of the Selling Shareholders and public officials.

                                  Exhibit B-2

                                    EXHIBIT C

                            FORM OF LOCK-UP AGREEMENT

_______________, 2006

JMP Securities LLC
Co-Manager
      As Representative of the Several Underwriters
c/o JMP Securities LLC
600 Montgomery Street, Suite 1100
San Francisco, California 94111

Re:   Red Lion Hotels Corporation (the "COMPANY")

Ladies & Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of Common Stock of the Company ("COMMON STOCK") or securities convertible into, exchangeable, or exercisable for Common Stock ("SECURITIES"). The Company proposes to carry out a public offering of Common Stock (the "OFFERING") for which you will act as the representative of the underwriters. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, without the prior written consent of JMP Securities LLC (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract to sell, sell any option to contract to purchase (including without limitation any short sale), purchase any option or contract to sell, pledge, transfer, grant any option, right or warrant for the sale of, establish or increase an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "EXCHANGE ACT"), liquidate or decrease a call equivalent position within the meaning of Rule 16a-1(b) under the Exchange Act, or otherwise dispose of any shares (collectively, a "DISPOSITION") of Securities currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange
Act) by the undersigned, or publicly announce the undersigned's intention to do any of the foregoing, or file or cause to be filed or participate in the filing of, any registration statement under the Securities Act of 1933, as amended relating to the Securities, for a period commencing on the date hereof and continuing through the close of trading on the date ninety (90) days after the date of the final prospectus filed with the Securities and Exchange Commission in connection with the Offering (the "LOCK-UP PERIOD"). The restrictions described in the immediately preceding sentence do not apply to the sale to the underwriters of the shares of Common Stock included in the Offering, to sales under any written trading plans dated prior to March 15, 2006 which are in compliance with Rule 10b5-1 of the Exchange Act or to any election by a limited partner of Red Lion Hotels Limited Partnership ("RLHLP") to exercise his or her right under that certain Amended and Restated Agreement of Limited Partnership of Red Lion Hotels Limited Partnership dated as of November 1, 1997, as amended prior to March 15, 2006 (the "RLHLP AGREEMENT OF LIMITED PARTNERSHIP"), to put his or her outstanding units of RLHLP to RLHLP, in which event (a) RLHLP must redeem such units for cash or (b) the Company must acquire such units for cash or in exchange for an

                                 Attachment 1-1
equal number of shares of Common Stock pursuant to the terms of the RLHLP Agreement of Limited Partnership; provided, however, the restrictions in the immediately preceding sentence shall apply to any shares of Common Stock received in exchange for units of RLHLP pursuant to the RLHLP Agreement of Limited Partnership. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale, or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that included, relates to, or derives any significant part of its value from Securities. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or Securities held by the undersigned except in compliance with the foregoing restrictions.

With respect to the Offering only, the undersigned waives any registration rights relating to registration under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Offering.

JMP Securities LLC shall amend this Lock-up Agreement at any time without the prior consent of the undersigned to include additional co-managers of the Offering. This Lock-up Agreement is irrevocable from the execution date and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned; provided, however, in the event the sale of the Common Stock to be sold pursuant to the underwriting agreement to be entered into with the underwriters of the proposed Offering has not been completed as of July 10, 2006, this Lock-up Agreement shall automatically terminate absent written instructions to the contrary from the undersigned. Nothing in this Lock-up Agreement shall constitute an obligation to purchase shares of Common Stock or Securities of the Company.

__________________________________________
Printed Name of Holder

By: ______________________________________
    Signature

__________________________________________
Printed Name of Person Signing
(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

                                  Exhibit C-2